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                                                                    EXHIBIT 10.1

                     NOTE AND WARRANT SUBSCRIPTION AGREEMENT

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                           INTERLEUKIN GENETICS, INC.

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     This Note and Warrant Subscription Agreement (this "Agreement") is made between Interleukin Genetics, Inc., a Delaware corporation (the "Company"), and the undersigned prospective purchaser (the "Investor") who is subscribing hereby for a 15% one-year term note (the "Note") and a warrant (the "Warrant" and together with the Note, the "Securities") to purchase shares of common stock, $0.001 par value per share (the "Common Stock") of the Company. The Securities shall have an aggregate purchase price equal to the Purchase Price (as defined in Section P below. The original principal amount of the Note will be equal to the Purchase Price. The number of shares of Common Stock which the Warrant will entitle the holder to purchase (the "Warrant Shares") will be equal to the Purchase Price DIVIDED BY $1.00, rounded down to the nearest whole number, and the exercise price of the Warrant will be $2.50 per Warrant Share.

     FOR EXAMPLE: if the Investor subscribes for $50,000 of Securities, the Investor will purchase a Note in the original principal amount of $50,000 and will receive a Warrant to purchase 50,000 shares of Common Stock at an exercise price of $2.50 per share.

     This subscription is submitted to the Company in accordance with and subject to the terms and conditions described in this Agreement. In consideration of the Company's agreement to sell the Securities to the Investor upon the terms and conditions contained herein, the Investor agrees and represents as follows:

A.  TERMS OF SUBSCRIPTION.

     1. The Investor hereby irrevocably subscribes for and agrees to purchase the Securities for the Purchase Price. The Investor encloses herewith a check or has caused a wire transfer to be initiated, in each case payable to "Mintz Levin as Escrow Agent for Interleukin Genetics, Inc." in the full amount of the Purchase Price (the "Payment").

     2. The Investor understands that Payment by check or wire transfer as provided in Paragraph 1 above shall be delivered to the Agent pursuant to the terms of the Escrow Agreement in the form attached as EXHIBIT A hereto (the "Escrow Agreement"). The Payment (or, in the case of the rejection of a portion of the Investor's subscription, the part of the Payment relating to such rejected portion) will be returned promptly, without interest, if the Investor's subscription is rejected in whole or in part at any time prior to the closing notwithstanding the Company's signature hereto. Upon receipt by the Company of the requisite payments for all

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Securities to be purchased by the subscribers whose subscriptions are accepted
(each, a "Purchaser") the Company may schedule a closing. At the closing, Notes and Warrants will each be issued in the name of each such Purchaser, and the name of such Purchaser will be registered on the books of the Company as the record owner of such Note and Warrant and the Agent will release the aggregate Payments to the Company. The Company will issue and deliver to each Purchaser a
Note in the form attached as EXHIBIT B hereto and a Warrant in the form attached as EXHIBIT C hereto. The Investor understands that the Company is offering certain registration rights with respect to the Warrant Shares as more fully set forth in the Registration Rights Agreement in the form attached as EXHIBIT D hereto (the "Registration Rights Agreement").

     3. The Investor hereby agrees to be bound hereby and by the terms of the Escrow Agreement and Registration Rights Agreement upon the (i) execution and delivery to the Company of this Subscription Agreement and (ii) acceptance by the Company of the Investor's subscription (the "Subscription").

     4. The Investor agrees that the Company may, in its sole and absolute discretion, reduce the Investor's subscription to any amount of Securities that in the aggregate does not exceed the amount of Securities hereby applied for without any prior notice to or further consent by the Investor. The Investor hereby irrevocably constitutes and appoints the Company and each officer of the Company, each of the foregoing acting singly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of the Investor, with full power and authority in the Investor's name, place and stead, to amend this Subscription Agreement, to effect any of the foregoing provisions of this Paragraph 4.

     5. The Company shall not, without the consent of the holders of Notes representing a majority of the outstanding indebtedness represented by all Notes issued pursuant to Paragraph 2 above, grant a security interest in any of the Company's Intellectual Property; PROVIDED, HOWEVER, that this Paragraph 5 shall not apply to any Intellectual Property which is or becomes the subject of any license, sublicense, research, collaboration, development, joint venture, partnership, strategic alliance or other agreement or arrangement which is not exclusively a financing transaction. The term "Intellectual Property" shall mean the Company's existing patents, copyrights, trademarks, tradenames, servicemarks, trade secrets and applications for any of the foregoing (as applicable).

B. ACCREDITED INVESTOR. The Investor is an "accredited investor" as such term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), for the following reason (PLEASE INITIAL ONE OR MORE):

    ____ My individual income was in excess of $200,000 in each of the past two years, or my joint income with my spouse was in excess of $300,000 in each of those years, and I reasonably expect my income to reach the same level in the current year.

    ____ My individual net worth or joint net worth with my spouse exceeds $1,000,000.

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    ____  The Investor is a trust, corporation or partnership with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase of the Securities will be directed by a person whose knowledge and experience in financial and business matters is such that he or she is capable of evaluating the merits and risks of the investment in the Securities.

    ____ The Investor is an entity in which all of the equity owners are accredited investors.

    ____  Other (Please specify):
                                 -----------------------------------------------

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C.  EXPERIENCE AND SUITABILITY. The Investor has such knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in the Securities and to make an informed decision relating thereto. The Investor has the financial capability for making and protecting the investment and can afford a complete loss of the investment. The investment is a suitable one for the Investor.

D. NO NEED FOR LIQUIDITY. The Investor is aware that this investment may not be readily liquidated in case of an emergency and that the Securities being purchased may have to be held for an indefinite period of time. The Investor's overall commitment to investments which are not readily marketable is not excessive in view of my/its net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. In view of such facts, the Investor has adequate means of providing for any current needs, anticipated future needs and possible contingencies and emergencies and has no need for liquidity in the investment in the Securities. The Investor is able to bear the economic risk of this investment.

E. OPPORTUNITY TO INVESTIGATE. Prior to the execution of this Agreement, the Investor and/or the Investor's adviser(s) has/have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this transaction, and the finances, operations, business and prospects of the Company. The Investor and/or the Investor's adviser(s) has/have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, the Investor and/or the Investor's adviser(s) has/have independently evaluated the risks of purchasing the Securities, and the Investor has received information with respect to all matters which the Investor considers material to the Investor's decision to make this investment. The Investor has read the Private Placement Memorandum dated July 25, 2002, accompanying this Subscription Agreement (the "Private Placement Memorandum").

F. RISK FACTORS. The Investor is aware that a public market does not exist for the Securities and that the Securities may not be sold except in compliance with applicable federal and state securities laws. The Investor understands that the Company has made no assurances that a public market will ever exist for the Securities and that, even if a public market exists in the future, the Investor may not readily be able to sell the Securities. The Investor has considered

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each of these risks regarding an investment in the Company and the Securities, and has carefully reviewed the description of certain risk factors described in the Private Placement Memorandum,. The Investor understands that the risks described in such Memorandum are not a complete list of risks involved in an investment in the Company.

G. INVESTMENT PURPOSE. The Investor is acquiring the Securities for the Investor's own account for the purpose of investment and not with a view to, or for resale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Securities. The Investor understands that neither the Securities nor the Warrant Shares have been registered under the Securities Act or the securities laws of any state, and the Investor hereby agrees not to make any sale, transfer or other disposition of any such Securities or Warrant Shares unless either (i) the Securities or Warrant Shares, as applicable, first shall have been registered under the Securities Act and all applicable state securities laws, or (ii) an exemption from such registration is available, and the Company has received such documents and agreements from the Investor and the transferee as the Company requests at such time. In the event of any such sale, transfer or other disposition of any of the Securities or Warrant Shares, the Investor shall deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale in the form attached as
SCHEDULE 1 hereto, so that the Note, Warrant and/or Warrant Shares may be properly transferred.

H. LEGENDS. The Investor understands that until the Securities and Warrant Shares have been registered under the Securities Act and applicable state securities laws each certificate representing such Securities or Warrant Shares shall bear a legend substantially similar to the following:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS EITHER A REGISTRATION STATEMENT WITH RESPECT TO SUCH SHARES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The Investor further understands that until the Warrant Shares have been registered under the Securities Act and applicable state securities laws each certificate representing such Warrant Shares shall also bear a legend substantially similar to the following:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REGISTRATION RIGHTS AGREEMENT DATED JULY __, 2002, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY OR WILL BE MADE AVAILABLE UPON REQUEST.

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H.  NO REGULATORY APPROVAL OF MERITS. The Investor understands that neither the
Securities and Exchange Commission nor the commissioner or department of securities or attorney general of any state has passed upon the merits or qualifications of, nor recommended nor approved, the Securities. Any representation to the contrary is a criminal offense.

I. INDEPENDENT ADVICE. The Investor understands that the Investor is urged to seek independent advice from professional advisors relating to the suitability for the Investor of an investment in the Company in view of the Investor's overall financial needs and with respect to the legal and tax implications of such an investment.

J. RESTRICTIONS ON TRANSFER. The Investor shall not, directly or indirectly, sell, transfer, assign, pledge, bequeath, hypothecate, mortgage, grant any proxy with respect to, or in any way encumber or otherwise dispose of the Securities except in compliance with this Agreement.

K. INDEMNIFICATION. The Investor understands the meaning and legal consequences of this Agreement and agrees to indemnify and hold harmless the Company and each director and officer thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained in this Agreement.

L. AUTHORITY AND NONCONTRAVENTION. The execution and performance hereof violates no order, judgment, injunction, agreement or controlling document to which the Investor is a party or by which the Investor is bound. If an organization, (i) the Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it has been formed; (ii) the Investor has the right and power under its organizational instruments to execute, deliver and perform its obligations hereunder; and (iii) this Agreement has been duly authorized by all necessary action on the part of all officers, directors, partners, stockholders and trustees and will not violate any agreement to which the Investor is a party; and (iv) the individual executing and delivering this Agreement has the requisite right, power, capacity and authority to do so on behalf of the organization. The Investor has not been organized for the purpose of subscribing for the Securities.

M. DURATION. The Investor understands that the Investor may not cancel, terminate or revoke this Agreement or any agreement made by the Investor hereunder and that this Agreement shall survive the Investor's death or disability and shall be binding upon the Investor's heirs, executors, administrators, successors and assigns.

N. CONFIDENTIAL INFORMATION. The Investor represents to the Company that, at all times during the Company's offering of the Securities, the Investor has maintained in confidence all non-public information regarding the Company received by the Investor from the Company or its agents, and covenants that it will continue to maintain in confidence such information until such information
(a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (b) the Investor shall give the Company at least fifteen (15) days prior written notice (or such shorter period as required by

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law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.

O.  MISCELLANEOUS.

     1. NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given only upon delivery to each party to be notified by (i) personal delivery,
(ii) telex or telecopier, upon receipt of confirmation of complete transmittal, or (iii) an internationally recognized overnight air courier, addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party: (i) if to the Company, to: Interleukin Genetics, Inc., 135 Beaver Street, Waltham, MA 02452, Attention: Chief Financial Officer, with a copy to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111,
Attention: Stanford N. Goldman, Jr., Esq. or (ii) if to the Investor, at the address set forth in Section P below, or at such other address as may have been specified by written notice given in accordance with this paragraph.

     2. ENTIRE AGREEMENT. This Agreement, the Registration Rights Agreement and the Escrow Agreement embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof and thereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     3. MODIFICATIONS AND AMENDMENTS. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by the parties hereto.

     4. WAIVERS AND CONSENTS. Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Investor, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

     5. GOVERNING LAW. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of The Commonwealth of Massachusetts as such laws are applied by Massachusetts courts to agreements entered into and to be performed in Massachusetts by and between residents of Massachusetts, and shall be binding upon the Investor, the Investor's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or


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unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

P. The Investor is purchasing the Securities as follows (please check as appropriate):

     ______   individually         ______   in trust

     ______   joint tenants        ______   as a partnership

     ______   tenants in common    ______   other:_______________________


     Name:______________________________________________________________________

     Telephone:_________________________________________________________________

     Home Address:______________________________________________________________

     City:______________________________      State:____________________________

     Zip: ______________________________

     Contact Name (if Investor is an entity):___________________________________

     Business:__________________________________________________________________

     Address:___________________________________________________________________

     City:______________________________      State:____________________________

     Zip: ______________________________

     Business Telephone:_________________________________________

     Communications should be sent to:  ______________ business or

                                        ______________ home address

     Federal Income Tax I.D. No. (Social Security Number for
     Individual Investors) ______________________________

     AMOUNT SUBSCRIBED FOR: $__________________ (the "Purchase Price")


Q.  UNDER PENALTIES OF PERJURY, THE INVESTOR CERTIFIES THAT:

          A. The number shown above is my correct Taxpayer Identification
Number;


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          B. The Investor is not subject to backup withholding either because the Investor has not been notified by the Internal Revenue Service (the "IRS") that the Investor is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified the Investor that the Investor is no longer subject to backup withholding.


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     IN WITNESS WHEREOF, the Investor has executed this Subscription Agreement as of this ____ day of July, 2002.


Investor Name:
              ---------------------------------------



                                          (For Co-owners, if applicable)


By:
   --------------------------------       --------------------------------------
Signature                                 Signature

Name                                      Name:
Title:                                    Title:


ACCEPTED:

                                     INTERLEUKIN GENETICS, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:



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